OCIC SLF LLC

Supplemental Financial Information (Unaudited) as of and for the period ended June 30, 2025

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Consolidated Statement of Assets and Liabilities
(Amounts in thousands)

	June 30, 2025	December 31, 2024
Assets
Investments at fair value (amortized cost of $1,635,658 and $1,647,543, respectively)	$1,616,774	$1,647,003
Cash	91,397	85,850
Interest receivable	5,727	6,194
Receivable for investments sold	23,647	22,384
Prepaid expenses and other assets	97	37
Total Assets	$1,737,642	$1,761,468
Liabilities
Debt (net of unamortized debt issuance costs of $8,233 and $8,586, respectively)	$1,311,767	$1,311,414
Payable for investments purchased	63,294	51,955
Interest payable	17,273	24,377
Distribution payable	10,742	16,011
Accrued expenses and other liabilities	1,077	1,587
Total Liabilities	$1,404,153	$1,405,344
Commitments and contingencies
Members’ Equity
Members’ Equity	333,489	356,124
Total Members’ Equity	333,489	356,124
Total Liabilities and Members’ Equity	$1,737,642	$1,761,468

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Statements of Operations
(Amounts in thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Investment Income
Investment income	$31,826	$41,775	$65,975	$73,543
Total Investment Income	31,826	41,775	65,975	73,543
Operating Expenses
Interest expense	21,085	24,582	42,289	43,887
Professional fees	885	546	1,640	979
Total Operating Expenses	21,970	25,128	43,929	44,866
Net Investment Income	$9,856	$16,647	$22,046	$28,677
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net change in unrealized gain (loss) on investments	4,472	(8,214)	(18,344)	(10,716)
Net realized gain (loss) on investments	(4,102)	1,009	(4,636)	666
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	370	(7,205)	(22,980)	(10,050)
Net Increase (Decrease) in Members’ Equity Resulting from Operations	$10,226	$9,442	$(934)	$18,627

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Debt Investments
Advertising and media
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S+	3.00%		07/2031	6,245	$6,245	$6,253
							6,245	6,253	1.8%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S+	2.25%		09/2031	4,257	$4,249	$4,247
American Airlines, Inc.(7)	First lien senior secured loan	S+	1.75%		01/2027	331	328	327
American Airlines, Inc.(7)	First lien senior secured loan	S+	2.25%		02/2028	6,394	6,397	6,326
American Airlines, Inc.(6)	First lien senior secured loan	S+	3.25%		05/2032	2,148	2,127	2,160
Arcline FM Holdings LLC(6)	First lien senior secured loan	S+	3.50%		06/2030	4,049	4,039	4,065
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S+	1.75%		06/2030	1,005	1,005	1,005
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S+	2.75%		10/2030	4,616	4,615	4,625
Brown Group Holdings, LLC(5)	First lien senior secured loan	S+	2.50%		07/2031	11,512	11,493	11,522
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S+	2.00%		10/2031	5,411	5,407	5,412
Kaman Corporation(6)	First lien senior secured loan	S+	2.75%		02/2032	11,283	11,272	11,265
KBR, Inc(5)	First lien senior secured loan	S+	2.00%		01/2031	1,864	1,864	1,869
Peraton Corp.(5)	First lien senior secured loan	S+	3.75%		02/2028	11,590	11,454	10,203
Signia Aerospace LLC(6)(8)	First lien senior secured loan	S+	3.00%		12/2031	4,241	4,233	4,252
Transdigm Inc.(6)	First lien senior secured loan	S+	2.75%		08/2028	1,960	1,959	1,966
Transdigm Inc.(6)	First lien senior secured loan	S+	2.75%		03/2030	2,340	2,340	2,348
Transdigm Inc.(6)	First lien senior secured loan	S+	2.50%		02/2031	1,974	1,976	1,977
Transdigm Inc.(6)	First lien senior secured loan	S+	2.50%		01/2032	2,085	2,080	2,087
United Airlines, Inc.(6)	First lien senior secured loan	S+	2.00%		02/2031	1,657	1,657	1,658
							78,495	77,314	21.7%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S+	2.75%		10/2031	8,188	8,172	8,217
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	S+	2.50%		03/2031	2,446	2,441	2,448
PAI Holdco, Inc.(6)	First lien senior secured loan	S+	3.75%		10/2027	6,460	6,188	4,942
VALVOLINE INC(6)	First lien senior secured loan	S+	2.00%		03/2032	2,821	2,806	2,828
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S+	2.50%		01/2031	3,050	3,050	3,035
							22,657	21,470	6.0%
Buildings and real estate
American Residential Services, LLC(6)	First lien senior secured loan	S+	3.25%		02/2032	4,818	$4,821	$4,825
ARCOSA INC(5)	First lien senior secured loan	S+	2.00%		08/2031	2,508	2,508	2,513
Beacon Roofing Supply, Inc. (dba QXO)(6)	First lien senior secured loan	S+	3.00%		04/2032	2,310	2,287	2,324
Construction Partners, Inc.(5)	First lien senior secured loan	S+	2.50%		11/2031	1,946	1,942	1,951
Core & Main LP(7)	First lien senior secured loan	S+	2.00%		02/2031	2,036	2,036	2,037
CPG International LLC(5)	First lien senior secured loan	S+	2.00%		09/2031	3,105	3,099	3,102
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	S+	3.25%		01/2030	7,578	7,590	7,616
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	S+	6.25%		01/2029	2,318	2,188	2,301
Dodge Construction Network LLC(6)	First lien senior secured loan	S+	4.75%		02/2029	3,215	2,909	2,625

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(5)	First lien senior secured loan	S+	2.50%		08/2031	1,571	1,568	1,567
Hunter Douglas Inc(6)	First lien senior secured loan	S+	3.25%		01/2032	2,837	2,812	2,824
Knife River Corporation(6)	First lien senior secured loan	S+	2.00%		03/2032	1,874	1,871	1,878
MIWD Holdco II LLC(5)	First lien senior secured loan	S+	3.00%		03/2031	6,637	6,640	6,645
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S+	2.25%		04/2031	2,626	2,626	2,620
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S+	2.25%		02/2032	5,999	5,986	5,989
Wrench Group LLC(6)	First lien senior secured loan	S+	4.00%		10/2028	7,192	7,182	7,158
							58,065	57,975	16.3%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	S+	3.00%		07/2031	12,193	$12,212	$12,095
BrightView Landscapes, LLC(6)	First lien senior secured loan	S+	2.00%		04/2029	3,519	3,519	3,512
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S+	2.00%		01/2032	786	786	786
CE Intermediate I, LLC (dba Clubessential)(6)	First lien senior secured loan	S+	3.00%		02/2032	3,979	3,979	3,975
IDEMIA Group SAS(6)(8)	First lien senior secured loan	S+	4.25%		09/2028	7,898	7,923	7,917
IGT Holding IV AB (dba IFS)(6)(8)	First lien senior secured loan	S+	3.50%		04/2032	1,065	1,062	1,070
Kaseya Inc.(5)	First lien senior secured loan	S+	3.25%		03/2032	6,646	6,615	6,669
Madison Safety & Flow LLC(5)	First lien senior secured loan	S+	2.75%		09/2031	3,170	3,170	3,174
MKS Instruments, Inc.(5)	First lien senior secured loan	S+	2.00%		08/2029	1,833	1,833	1,835
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S+	3.50%		01/2032	8,250	8,212	8,295
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	S+	3.50%		10/2031	8,414	8,377	7,972
Plusgrade Inc.(5)(8)	First lien senior secured loan	S+	3.50%		03/2031	9,181	9,180	9,112
Shift4 Payments, LLC(6)	First lien senior secured loan	S+	2.75%		05/2032	5,935	5,920	5,981
Sitel Worldwide Corp.(5)	First lien senior secured loan	S+	3.75%		08/2028	6,833	6,764	3,700
Tecta America Corp.(5)	First lien senior secured loan	S+	3.00%		02/2032	9,887	9,864	9,896
Vestis Corp(6)	First lien senior secured loan	S+	2.25%		02/2031	6,517	6,312	6,232
VM Consolidated, Inc.(5)	First lien senior secured loan	S+	2.25%		03/2028	3,446	3,448	3,459
XPLOR T1, LLC(6)(8)	First lien senior secured loan	S+	3.50%		06/2031	6,699	6,700	6,699
							105,876	102,379	28.7%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(8)	First lien senior secured loan	S+	4.75%		11/2027	7,356	$7,221	$6,914
FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)(8)	First lien senior secured loan	S+	4.00%		04/2032	1,622	1,606	1,622
H.B. Fuller Company(5)	First lien senior secured loan	S+	1.75%		02/2030	1,980	1,975	1,986
Ineos US Finance LLC(5)	First lien senior secured loan	S+	3.25%		02/2030	6,399	6,360	6,123
Ineos US Finance LLC(5)	First lien senior secured loan	S+	3.00%		02/2031	7,425	7,426	7,069
Ineos US Petrochem LLC(5)	First lien senior secured loan	S+	4.25%		04/2029	2,513	2,360	2,334
Ineos US Petrochem LLC(5)	First lien senior secured loan	S+	3.75%		03/2030	8,377	8,346	7,644
Nouryon Finance B.V.(6)	First lien senior secured loan	S+	3.25%		04/2028	7,574	7,582	7,604
Potters(6)	First lien senior secured loan	S+	3.00%		12/2027	2,965	2,965	2,973
Windsor Holdings III LLC(5)	First lien senior secured loan	S+	2.75%		08/2030	11,570	11,571	11,568
							57,412	55,837	15.7%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Consumer products
ASGN Incorporated(5)	First lien senior secured loan	S+	1.75%		08/2030	313	$315	$313
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)	First lien senior secured loan	S+	3.25%		04/2031	2,110	2,110	2,113
Flexera(6)	First lien senior secured loan	S+	3.00%		03/2028	437	437	437
HomeServe USA Holding Corp.(5)	First lien senior secured loan	S+	2.00%		10/2030	5,086	5,091	5,087
Novelis Inc(6)	First lien senior secured loan	S+	2.00%		03/2032	2,844	2,844	2,848
							10,797	10,798	3.0%
Containers and packaging
Anchor Packaging, LLC(5)	First lien senior secured loan	S+	3.25%		07/2029	6,673	$6,674	$6,705
Berlin Packaging(5)	First lien senior secured loan	S+	3.50%		06/2031	9,745	9,746	9,777
Charter NEX US, Inc.(5)	First lien senior secured loan	S+	2.75%		11/2030	772	775	775
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)(9)(10)	First lien senior secured loan	S+	3.25%		03/2032	9,815	9,745	9,771
Plaze, Inc.(5)	First lien senior secured loan	S+	3.75%		08/2026	6,330	6,257	6,079
Pregis Topco LLC(5)	First lien senior secured loan	S+	4.00%		02/2029	6,957	6,940	6,971
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	S+	4.00%		09/2028	12,069	12,072	12,097
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	S+	2.75%		08/2028	4,814	4,814	4,826
SupplyOne, Inc.(5)	First lien senior secured loan	S+	3.50%		04/2031	10,314	10,314	10,340
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S+	3.25%		03/2028	10,666	10,455	10,649
							77,792	77,990	21.9%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	S+	3.00%		07/2028	9,039	$9,043	$9,020
Aramsco, Inc.(6)(8)	First lien senior secured loan	S+	4.75%		10/2030	9,494	9,337	7,642
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S+	3.25%		12/2030	13,824	13,825	13,731
Dealer Tire Financial, LLC(5)(8)	First lien senior secured loan	S+	3.00%		07/2031	10,809	10,809	10,727
Foundation Building Materials, Inc.(6)	First lien senior secured loan	S+	3.25%		01/2028	2,694	2,612	2,657
Foundation Building Materials, Inc.(6)	First lien senior secured loan	S+	4.00%		01/2031	6,117	6,029	5,995
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S+	3.00%		10/2031	6,445	6,417	6,381
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	S+	3.25%		10/2029	7,630	7,621	7,577
							65,693	63,730	17.9%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	S+	3.00%		10/2029	4,306	$4,306	$4,314
Renaissance Learning, Inc.(6)	First lien senior secured loan	S+	4.00%		04/2030	12,305	12,308	11,146
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	S+	4.00%		10/2030	8,533	8,533	8,559
							25,147	24,019	6.7%
Energy equipment and services
AMG Advanced Metallurgical Group N.V(5)(8)	First lien senior secured loan	S+	3.50%		11/2028	3,378	$3,359	$3,352
AZZ Inc.(5)	First lien senior secured loan	S+	2.50%		05/2029	2,933	2,938	2,947
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S+	2.25%		01/2031	4,642	4,642	4,642
Calpine Construction Finance Company(5)	First lien senior secured loan	S+	2.00%		07/2030	5,725	5,710	5,722

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Calpine Corporation(5)	First lien senior secured loan	S+	1.75%		01/2031	5,030	5,019	5,027
Calpine Corporation(5)	First lien senior secured loan	S+	1.75%		02/2032	2,832	2,823	2,830
Fleet U.S. Bidco Inc.(7)(8)	First lien senior secured loan	S+	2.75%		02/2031	10,120	10,119	10,120
Pike Corp.(5)	First lien senior secured loan	S+	3.00%		01/2028	2,453	2,436	2,465
							37,046	37,105	10.4%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S+	3.00%		11/2030	1,316	$1,314	$1,322
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S+	3.00%		08/2028	4,086	4,086	4,090
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	S+	3.25%		11/2031	2,262	2,252	2,264
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	S+	2.00%		01/2031	9,945	9,945	9,966
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S+	3.00%		05/2031	4,091	4,091	4,117
Citadel Securities, LP(5)	First lien senior secured loan	S+	2.00%		10/2031	5,652	5,652	5,673
Citco Funding LLC(7)	First lien senior secured loan	S+	2.75%		04/2028	8,436	8,423	8,472
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S+	3.00%		04/2032	3,340	3,323	3,335
Cohnreznick Advisory LLC(6)(8)	First lien senior secured loan	S+	4.00%		03/2032	4,356	4,341	4,334
Creative Planning, LLC(5)	First lien senior secured loan	S+	2.00%		05/2031	6,745	6,726	6,721
Deerfield Dakota Holdings(6)	First lien senior secured loan	S+	3.75%		04/2027	14,123	13,945	13,700
First Eagle Holdings, Inc.(5)	First lien senior secured loan	S+	3.50%		06/2032	7,442	7,331	7,303
Focus Financial Partners, LLC(5)	First lien senior secured loan	S+	2.75%		09/2031	11,659	11,627	11,631
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S+	2.75%		06/2031	6,196	6,175	6,190
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S+	2.50%		11/2031	9,471	9,440	9,504
Harbourvest Partners, L.P.(6)(8)	First lien senior secured loan	S+	2.25%		04/2030	1,225	1,225	1,225
Jane Street Group, LLC(6)	First lien senior secured loan	S+	2.00%		12/2031	9,024	9,002	9,012
Kestra Advisor Services Holdings A Inc(5)	First lien senior secured loan	S+	3.00%		03/2031	7,515	7,515	7,507
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S+	2.50%		12/2030	2,773	2,766	2,778
OneDigital Borrower LLC(5)	First lien senior secured loan	S+	3.00%		07/2031	9,926	9,934	9,899
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S+	3.75%		09/2030	6,603	6,560	6,635
Orion US Finco Inc. (dba OSTTRA)(5)	First lien senior secured loan	S+	3.50%		05/2032	1,729	1,720	1,734
PPI Holding US INC. (dba Nuvei)(5)	First lien senior secured loan	S+	3.00%		07/2031	8,142	8,116	8,151
PUSHPAY USA INC(6)(8)	First lien senior secured loan	S+	4.00%		08/2031	4,206	4,206	4,227
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	S+	3.50%		07/2028	14,799	14,804	14,867
Teneo Holdings LLC(5)	First lien senior secured loan	S+	4.75%		03/2031	2,592	2,570	2,615
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	S+	2.75%		05/2028	2,156	2,157	2,160
							169,246	169,432	47.6%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S+	1.75%		09/2030	5,084	$5,088	$5,056
Aramark Services, Inc.(5)	First lien senior secured loan	S+	2.00%		06/2030	6,235	6,235	6,244
Aspire Bakeries Holdings, LLC(5)(8)	First lien senior secured loan	S+	3.50%		12/2030	6,795	6,795	6,812
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S+	4.00%		09/2028	8,214	8,151	7,994

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S+	3.25%		02/2031	5,210	5,214	5,220
FRONERI US INC(7)	First lien senior secured loan	S+	2.00%		09/2031	3,402	3,396	3,362
Pegasus BidCo B.V.(6)(8)	First lien senior secured loan	S+	3.25%		07/2029	9,622	9,624	9,670
Red SPV, LLC(5)(8)	First lien senior secured loan	S+	2.25%		03/2032	7,857	7,819	7,838
Savor Acquisition, Inc. (dba Sauer Brands)(5)	First lien senior secured loan	S+	3.25%		02/2032	4,422	4,413	4,445
Sazerac Company, Inc. (dba Sazerac Co.)(6)(8)	First lien senior secured loan	S+	3.00%		06/2032	3,521	3,504	3,504
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	S+	2.00%		03/2027	3,080	3,081	3,080
Utz Quality Foods, LLC(5)	First lien senior secured loan	S+	2.50%		01/2032	2,630	2,630	2,629
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S+	2.50%		08/2028	1,479	1,479	1,479
							67,429	67,333	18.9%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	S+	3.00%		05/2030	5,041	$5,001	$4,871
Azalea TopCo, Inc. (dba Press Ganey)(5)	First lien senior secured loan	S+	3.25%		04/2031	4,835	4,844	4,842
Confluent Medical Technologies, Inc.(6)	First lien senior secured loan	S+	3.25%		02/2029	6,533	6,533	6,525
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	S+	3.50%		07/2029	8,403	8,405	8,414
Dermatology Intermediate Holdings III, Inc.(6)	First lien senior secured loan	S+	4.25%		03/2029	13,704	13,589	12,391
Medline Borrower, LP(5)	First lien senior secured loan	S+	2.25%		10/2028	6,535	6,535	6,538
Natus Medical Incorporated(6)(8)	First lien senior secured loan	S+	5.25%		07/2029	3,810	3,622	3,753
Resonetics, LLC(6)	First lien senior secured loan	S+	3.25%		06/2031	3,015	3,015	3,015
Zest Acquisition Corp.(6)	First lien senior secured loan	S+	5.25%		02/2028	10,283	10,292	10,232
							61,836	60,581	17.0%
Healthcare providers and services
CHG Healthcare Services, Inc.(5)	First lien senior secured loan	S+	3.00%		09/2028	982	$984	$986
CHG PPC Parent LLC(5)(8)	First lien senior secured loan	S+	3.00%		12/2028	5,029	4,999	5,042
Concentra(5)	First lien senior secured loan	S+	2.00%		07/2031	2,795	2,795	2,802
Covetrus, Inc.(6)	First lien senior secured loan	S+	5.00%		10/2029	12,012	11,428	10,793
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S+	2.75%		11/2028	1,437	1,437	1,440
HAH Group Holding Company LLC (dba Help at Home)(5)	First lien senior secured loan	S+	5.00%		09/2031	2,720	2,683	2,634
Inizio Group Limited (dba UDG Healthcare)(6)(8)	First lien senior secured loan	S+	4.25%		08/2028	6,546	6,519	6,219
LSCS Holdings, Inc.(6)	First lien senior secured loan	S+	4.50%		03/2032	10,695	10,642	10,468
Pacific Dental Services, LLC(5)	First lien senior secured loan	S+	2.75%		03/2031	7,071	7,037	7,071
Pediatric Associates Holding Company, LLC(6)(8)	First lien senior secured loan	S+	4.50%		12/2028	2,975	2,865	2,722
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	S+	3.25%		12/2028	10,630	10,298	9,448
Phoenix Guarantor Inc(5)	First lien senior secured loan	S+	2.50%		02/2031	7,146	7,146	7,165
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	S+	2.50%		11/2028	4,989	4,989	4,988
Physician Partners, LLC(6)(8)	First lien senior secured loan	S+	6.00%		12/2029	7,115	5,652	6,439
Physician Partners, LLC(6)	First lien senior secured loan	S+	1.50%		12/2029	7,757	5,340	3,840

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Select Medical Corp.(5)	First lien senior secured loan	S+	2.00%		12/2031	318	318	319
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	S+	3.75%		07/2031	8,104	8,030	8,022
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	S+	2.75%		12/2030	3,373	3,374	3,383
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S+	3.00%		02/2032	7,730	7,694	7,635
							104,230	101,416	28.5%
Healthcare technology
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	S+	4.25%		05/2028	11,225	$11,236	$11,251
Certara(6)(8)	First lien senior secured loan	S+	3.00%		06/2031	807	806	807
Cotiviti, Inc.(5)	First lien senior secured loan	S+	2.75%		03/2032	3,373	3,340	3,353
Cotiviti, Inc.(5)	First lien senior secured loan	S+	2.75%		05/2031	7,242	7,242	7,201
Ensemble RCM, LLC(6)	First lien senior secured loan	S+	3.00%		08/2029	7,949	7,902	7,978
Imprivata, Inc.(6)	First lien senior secured loan	S+	3.00%		12/2027	7,197	7,197	7,219
IQVIA, Inc.(6)	First lien senior secured loan	S+	1.75%		01/2031	93	93	93
PointClickCare Technologies, Inc.(7)	First lien senior secured loan	S+	3.25%		11/2031	5,049	5,039	5,064
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S+	3.00%		03/2028	2,701	2,701	2,703
Radnet Management, Inc.(6)	First lien senior secured loan	S+	2.25%		04/2031	2,458	2,458	2,460
Raven Acquisition Holdings, LLC (dba R1 RCM)(5)	First lien senior secured loan	S+	3.25%		11/2031	9,720	9,679	9,709
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	S+	3.25%		12/2031	9,097	9,058	9,101
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)	First lien senior secured loan	S+	2.25%		10/2029	4,612	4,612	4,621
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S+	2.75%		09/2029	9,974	9,945	9,901
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S+	3.25%		11/2031	3,688	3,673	3,664
							84,981	85,125	23.9%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	S+	2.00%		06/2030	1,980	$1,970	$1,983
							1,970	1,983	0.6%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	S+	5.50%		08/2029	7,465	$7,430	$7,347
iSolved, Inc.(5)	First lien senior secured loan	S+	3.00%		10/2030	4,006	4,006	4,017
UKG Inc. (dba Ultimate Software)(5)	First lien senior secured loan	S+	3.00%		02/2031	3,264	3,263	3,275
						14,735	14,699	14,639	4.1%
Infrastructure and environmental services
ASP ACUREN HOLDINGS, INC.(5)	First lien senior secured loan	S+	2.75%		07/2031	3,663	$3,659	$3,660
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	S+	3.50%		07/2031	6,429	6,403	6,461
GFL Environmental Services Inc.(6)	First lien senior secured loan	S+	2.50%		03/2032	5,036	5,027	5,032
Gulfside Supply, Inc. (dba Gulfeagle Supply)(6)	First lien senior secured loan	S+	3.00%		06/2031	3,292	3,282	3,296

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Osmose Utilities Services, Inc.(5)	First lien senior secured loan	S+	3.25%		06/2028	4,423	4,228	4,141
							22,599	22,590	6.3%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S+	3.00%		11/2030	4,494	$4,517	$4,478
Acrisure, LLC(5)	First lien senior secured loan	S+	3.25%		11/2032	1,450	1,446	1,448
Alera Group, Inc.(5)	First lien senior secured loan	S+	3.25%		05/2032	6,669	6,636	6,688
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S+	2.75%		09/2031	1,610	1,607	1,611
AmWINS Group, Inc.(5)	First lien senior secured loan	S+	2.25%		01/2032	7,666	7,659	7,667
Ardonagh Midco 3 PLC(6)	First lien senior secured loan	S+	2.75%		02/2031	13,695	13,696	13,576
AssuredPartners, Inc.(5)	First lien senior secured loan	S+	3.50%		02/2031	6,974	6,962	6,990
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S+	3.00%		06/2031	4,601	4,600	4,605
CFC USA 2025 LLC (dba CFC Insurance)(5)(8)	First lien senior secured loan	S+	3.75%		07/2032	2,821	2,792	2,792
Hub International(6)	First lien senior secured loan	S+	2.50%		06/2030	4,724	4,724	4,738
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S+	3.50%		04/2030	4,903	4,912	4,926
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S+	3.00%		02/2031	7,471	7,473	7,490
IMA Financial Group, Inc.(5)	First lien senior secured loan	S+	3.00%		11/2028	4,232	4,224	4,229
Mitchell International, Inc.(5)	First lien senior secured loan	S+	3.25%		06/2031	4,963	4,942	4,955
Ryan Specialty Group LLC(5)	First lien senior secured loan	S+	2.25%		09/2031	1,833	1,830	1,830
Summit Acquisition Inc. (dba K2 Insurance Services)(5)	First lien senior secured loan	S+	3.75%		10/2031	2,286	2,276	2,283
Trucordia Insurance Holdings, LLC(5)(8)	First lien senior secured loan	S+	3.25%		06/2032	16,500	16,459	16,459
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S+	2.75%		05/2031	989	987	989
USI, Inc.(6)	First lien senior secured loan	S+	2.25%		09/2030	2,985	2,985	2,975
							100,727	100,729	28.3%
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S+	3.25%		03/2032	5,061	$5,037	$5,080
Barracuda Parent, LLC(6)	First lien senior secured loan	S+	4.50%		08/2029	5,469	5,312	4,525
Cloud Software Group, Inc.(5)	First lien senior secured loan	S+	3.50%		03/2029	3,668	3,668	3,670
Cloud Software Group, Inc.(6)	First lien senior secured loan	S+	3.75%		03/2031	9,453	9,454	9,467
Clover Holdings 2, LLC (dba Cohesity)(6)	First lien senior secured loan	S+	4.00%		12/2031	5,500	5,450	5,502
Dayforce Inc(6)(8)	First lien senior secured loan	S+	2.00%		03/2031	4,142	4,142	4,142
Delta TopCo, Inc. (dba Infoblox, Inc.)(6)	First lien senior secured loan	S+	2.75%		12/2029	9,292	9,263	9,221
E2open, LLC(5)	First lien senior secured loan	S+	3.50%		02/2028	9,295	9,295	9,322
Epicor(5)	First lien senior secured loan	S+	2.75%		05/2031	1,304	1,305	1,307
Gen Digital Inc(5)	First lien senior secured loan	S+	1.75%		04/2032	3,428	3,412	3,421
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S+	2.50%		01/2032	6,497	6,484	6,493
Infinite Bidco LLC(6)(8)	First lien senior secured loan	S+	3.75%		03/2028	4,992	4,895	4,692
Javelin Buyer, Inc. (dba JAGGAER)(6)	First lien senior secured loan	S+	3.00%		10/2031	4,563	4,550	4,582
McAfee Corp.(5)	First lien senior secured loan	S+	3.00%		03/2029	9,915	9,916	9,616
MeridianLink, Inc.(6)	First lien senior secured loan	S+	2.50%		11/2028	3,842	3,842	3,843
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	S+	4.50%		05/2029	5,260	5,024	3,521
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S+	3.25%		10/2030	11,345	11,348	11,393

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Project Sky Merger Sub, Inc.(5)	First lien senior secured loan	S+	3.75%		10/2028	4,801	4,790	4,599
Proofpoint, Inc.(5)	First lien senior secured loan	S+	3.00%		08/2028	10,849	10,796	10,850
Quartz Acquireco, LLC (dba Qualtrics)(6)	First lien senior secured loan	S+	2.25%		06/2030	7,420	7,422	7,439
Sedgwick Claims Management Services, Inc.(6)	First lien senior secured loan	S+	3.00%		07/2031	12,000	11,980	12,037
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	S+	5.00%		05/2028	10,372	10,158	10,126
Sophos Holdings, LLC(5)	First lien senior secured loan	S+	3.50%		03/2027	5,884	5,883	5,904
SS&C(5)	First lien senior secured loan	S+	2.00%		05/2031	2,337	2,330	2,347
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S+	4.00%		03/2032	8,330	8,087	8,133
The Dun & Bradstreet Corporation(5)	First lien senior secured loan	S+	2.25%		01/2029	4,717	4,717	4,713
UST Holdings, Ltd.(5)	First lien senior secured loan	S+	3.00%		11/2028	4,736	4,738	4,748
VERDE PURCHASER LLC (dba Veritiv Corp)(6)	First lien senior secured loan	S+	4.00%		11/2030	7,678	7,658	7,700
Vertiv Group Corp.(5)	First lien senior secured loan	S+	1.75%		03/2027	511	511	511
VIAVI SOLUTIONS INC(6)	First lien senior secured loan	S+	2.50%		06/2032	4,335	4,325	4,333
VIRTUSA CORPORATION(5)	First lien senior secured loan	S+	3.25%		02/2029	2,354	2,354	2,352
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S+	2.75%		04/2031	9,978	9,978	10,016
Webpros Luxembourg Sarl(5)	First lien senior secured loan	S+	3.75%		03/2031	4,782	4,773	4,805
							202,897	200,410	56.3%
Investment funds and vehicles
Finco I, LLC(5)	First lien senior secured loan	S+	2.25%		06/2029	3,275	$3,283	$3,286
Grosvenor(5)	First lien senior secured loan	S+	2.25%		02/2030	3,384	3,384	3,398
							6,667	6,684	1.9%
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(6)	First lien senior secured loan	S+	2.00%		05/2031	2,177	$2,172	$2,177
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S+	2.00%		09/2031	2,444	2,444	2,445
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	S+	2.50%		07/2031	5,800	5,793	5,806
							10,409	10,428	2.9%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(5)	First lien senior secured loan	S+	2.50%		08/2031	8,254	$8,255	$8,267
Altar Bidco, Inc.(5)	First lien senior secured loan	S+	3.10%		02/2029	7,974	7,796	7,942
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S+	3.25%		11/2028	4,642	4,633	4,646
Columbus McKinnon Corp.(6)(8)	First lien senior secured loan	S+	2.50%		05/2028	402	402	401
DXP Enterprises, Inc.(5)	First lien senior secured loan	S+	3.75%		10/2030	12,529	12,530	12,599
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S+	2.50%		05/2030	7,966	7,959	7,955
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S+	3.50%		05/2028	11,361	11,307	11,424
Filtration Group Corporation(5)	First lien senior secured loan	S+	3.00%		10/2028	6,656	6,657	6,679
Gates Global LLC(5)	First lien senior secured loan	S+	1.75%		11/2029	1,955	1,955	1,953
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S+	4.00%		05/2032	12,297	12,237	12,036
Legence Holdings LLC(5)	First lien senior secured loan	S+	3.25%		12/2028	7,802	7,810	7,798

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2025
(Amounts in thousands)

Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
MADISON IAQ LLC(6)	First lien senior secured loan	S+	3.25%		04/2032	5,512	5,465	5,524
Madison IAQ, LLC(7)	First lien senior secured loan	S+	2.50%		06/2028	980	980	981
Pro Mach Group, Inc.(5)	First lien senior secured loan	S+	2.75%		08/2028	5,165	5,164	5,174
STS Operating, Inc.(5)	First lien senior secured loan	S+	4.00%		03/2031	10,442	10,403	10,262
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S+	3.00%		03/2028	11,133	11,134	11,157
							114,687	114,798	32.2%
Pharmaceuticals
Fortrea Holdings Inc.(5)(8)	First lien senior secured loan	S+	3.75%		07/2030	5,155	$5,169	$4,575
Opal US LLC(7)	First lien senior secured loan	S+	3.25%		04/2032	4,824	4,808	4,841
							9,977	9,416	2.6%
Professional services
AmSpec Parent, LLC(5)(8)	First lien senior secured loan	S+	3.50%		12/2031	2,600	$2,588	$2,607
Apex Group Treasury LLC(5)	First lien senior secured loan	S+	3.50%		02/2032	12,225	12,219	12,172
API GROUP DE INC(5)	First lien senior secured loan	S+	1.75%		01/2029	2,530	2,530	2,530
Arsenal AIC Parent, LLC (dba Arconic)(5)	First lien senior secured loan	S+	2.75%		08/2030	4,118	4,124	4,109
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S+	2.75%		01/2031	3,442	3,437	3,402
Clearwater Analytics, LLC(6)(8)	First lien senior secured loan	S+	2.25%		04/2032	4,248	4,248	4,248
Corporation Service Company(5)	First lien senior secured loan	S+	2.00%		11/2029	5,889	5,889	5,880
Element Materials Technology(6)	First lien senior secured loan	S+	3.75%		06/2029	1,596	1,604	1,597
Element Solutions, Inc.(5)	First lien senior secured loan	S+	1.75%		12/2030	797	796	799
First Advantage Holdings LLC(5)	First lien senior secured loan	S+	3.25%		10/2031	5,794	5,772	5,793
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	S+	3.25%		09/2030	3,708	3,708	3,513
Red Ventures, LLC(5)	First lien senior secured loan	S+	2.75%		03/2030	5,116	5,198	4,328
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S+	3.75%		05/2028	5,019	5,019	4,947
Vistage International, Inc.(6)(8)	First lien senior secured loan	S+	3.75%		07/2029	9,628	9,628	9,604
							66,760	65,529	18.4%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	S+	2.00%		05/2028	4,706	$4,698	$4,527
Charter Communications Operating LLC(6)	First lien senior secured loan	S+	2.25%		12/2031	8,212	8,193	8,223
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	S+	2.50%		09/2028	4,402	4,369	4,378
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S+	3.00%		11/2027	4,556	4,556	4,534
							21,816	21,662	6.1%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	S+	4.00%		04/2030	11,367	$11,366	$11,384
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S+	3.75%		11/2028	6,551	6,502	6,109
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S+	1.75%		04/2031	399	398	397
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S+	2.50%		09/2031	8,276	8,256	8,254
NA Rail Hold Co. LLC(6)	First lien senior secured loan	S+	3.00%		03/2032	3,000	2,993	3,005
							29,515	29,149	8.2%

Total Debt Investments							$1,635,670	$1,616,774	453.9%
Total Misc.-debt commitment (10)							(12)	—	—%
Total Investments							$1,635,658	$1,616,774	453.9%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2025
(Amounts in thousands)

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of June 30, 2025 was 4.32%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of June 30, 2025 was 4.29%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of June 30, 2025 was 4.15%.
(8)Level 3 investment.
(9)Totals presented may differ than actuals due to rounding.
(10)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

Portfolio Company	Commitment Type	Commitment Expiration date	Funded Commitment	Unfunded
				Commitment	Fair Value
AmSpec Parent, LLC	First lien senior secured delayed draw term loan	12/2026	$—	$400	$—
Chrysaor Bidco s.à r.l. (dba AlterDomus)	First lien senior secured delayed draw term loan	5/2026	—	304	—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	3/2027	—	215	—
Clydesdale Acquisition Holdings, Inc. (dba Novolex)	First lien senior secured delayed draw term loan	3/2027	5	166	5
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	12/2025	—	1008	—
Delta 2 (Lux) SARL (dba Formula One)	First lien senior secured delayed draw term loan	7/2025	—	1222	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	6/2027	—	1,271	—
Kaman Corporation	First lien senior secured delayed draw term loan	1/2027	—	1064	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	696	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	2/2027	—	417	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	354	—
Total Portfolio Company Commitments			$5	$7,117	$5

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Debt Investments
Advertising and media
Project Boost Purchaser, LLC (dba J.D. Power)(5)	First lien senior secured loan	SR +	3.50%	07/2031	$6,276	$6,261	$6,313	1.8%
						6,261	6,313	1.8%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	SR +	2.25%	09/2031	$6,331	$6,316	$6,304	1.8%
American Airlines, Inc.(5)	First lien senior secured loan	SR +	2.75%	02/2028	6,460	6,463	6,485	1.8%
Bleriot US Bidco Inc.(6)	First lien senior secured loan	SR +	2.75%	10/2030	11,010	11,010	11,060	3.1%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	2.25%	10/2031	5,989	5,982	6,012	1.7%
KBR, Inc(5)	First lien senior secured loan	SR +	2.00%	01/2031	1,873	1,873	1,876	0.5%
Peraton Corp.(5)	First lien senior secured loan	SR +	3.75%	02/2028	11,652	11,487	10,819	3.0%
Signia Aerospace LLC(6)(8)	First lien senior secured loan	SR +	3.00%	11/2031	4,252	4,241	4,241	1.2%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	08/2028	1,970	1,969	1,975	0.6%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	03/2030	2,352	2,352	2,359	0.7%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.50%	02/2031	1,984	1,986	1,987	0.6%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.50%	01/2032	2,095	2,090	2,098	0.6%
United Airlines, Inc.(6)	First lien senior secured loan	SR +	2.00%	02/2031	1,666	1,665	1,669	0.5%
Vertex Aerospace Services Corp. (dba V2X)(5)	First lien senior secured loan	SR +	2.75%	12/2030	4,381	4,379	4,385	1.1%
						61,813	61,270	17.2%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.75%	10/2031	$8,229	$8,209	$8,296	2.3%
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	03/2031	4,133	4,133	4,148	1.2%
PAI Holdco, Inc.(6)	First lien senior secured loan	SR +	3.75%	10/2027	6,494	6,170	5,469	1.5%
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	SR +	3.25%	01/2031	1,289	1,289	1,293	0.4%
						19,801	19,206	5.4%
Buildings and real estate
American Builders & Contractors Supply Co., Inc.(5)	First lien senior secured loan	SR +	1.75%	01/2031	$1,009	$1,010	$1,013	0.3%
American Residential Services, LLC(5)	First lien senior secured loan	SR +	3.50%	10/2027	7,575	7,560	7,632	2.1%
ARCOSA INC(5)	First lien senior secured loan	SR +	2.25%	08/2031	2,521	2,521	2,538	0.7%
Construction Partners, Inc.(5)	First lien senior secured loan	SR +	2.50%	11/2031	1,956	1,951	1,962	0.6%
Core & Main LP(5)	First lien senior secured loan	SR +	2.00%	02/2031	4,051	4,051	4,059	1.1%
CPG International LLC(5)	First lien senior secured loan	SR +	2.00%	09/2031	4,115	4,105	4,125	1.2%
Cushman & Wakefield U.S. Borrower, LLC(5)	First lien senior secured loan	SR +	3.25%	01/2030	10,973	10,977	11,087	3.1%
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	SR +	6.25%	01/2029	2,330	2,184	2,283	0.6%
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	SR +	4.75%	02/2029	3,231	2,890	2,585	0.7%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(6)	First lien senior secured loan	SR +	2.50%	05/2030	8,865	8,857	8,892	2.5%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(6)	First lien senior secured loan	SR +	2.50%	08/2031	1,579	1,575	1,583	0.4%
Greystar Real Estate Partners, LLC (dba Greystar)(5)	First lien senior secured loan	SR +	2.75%	08/2030	7,903	7,903	7,942	2.2%
MIWD Holdco II LLC(5)	First lien senior secured loan	SR +	3.00%	03/2031	8,671	8,671	8,745	2.5%
Quikrete Holdings, Inc.(5)	First lien senior secured loan	SR +	2.50%	04/2031	2,639	2,636	2,636	0.7%
RealPage, Inc.(6)	First lien senior secured loan	SR +	3.00%	04/2028	13,299	12,828	13,270	3.9%
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	10/2028	13,560	13,550	12,988	3.6%
						93,269	93,340	26.2%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	SR +	3.75%	07/2031	$16,218	$16,180	$16,338	4.6%
BrightView Landscapes, LLC(6)	First lien senior secured loan	SR +	2.50%	04/2029	6,519	6,511	6,544	1.8%
Brown Group Holdings, LLC(5)	First lien senior secured loan	SR +	2.50%	07/2031	9,460	9,445	9,484	2.7%
IDEMIA Group SAS(6)(8)	First lien senior secured loan	SR +	4.25%	09/2028	7,938	7,965	8,017	2.3%
Madison Safety & Flow LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	3,543	3,535	3,567	1.0%
MKS Instruments, Inc.(5)	First lien senior secured loan	SR +	2.25%	08/2029	2,001	2,005	2,004	0.6%
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(6)	First lien senior secured loan	SR +	3.50%	09/2031	8,250	8,210	8,330	2.3%
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	SR +	3.50%	10/2031	8,435	8,393	8,498	2.4%
POLARIS PURCHASER, INC. (dba Plusgrade)(6)(8)	First lien senior secured loan	SR +	4.00%	03/2031	10,016	10,016	10,066	2.8%
Sitel Worldwide Corp.(5)	First lien senior secured loan	SR +	3.75%	08/2028	6,868	6,789	4,584	1.3%
Vestis Corp(6)	First lien senior secured loan	SR +	2.25%	02/2031	2,138	2,133	2,139	0.6%
VM Consolidated, Inc.(5)	First lien senior secured loan	SR +	2.25%	03/2028	2,080	2,080	2,087	0.6%
XPLOR T1, LLC(6)(8)	First lien senior secured loan	SR +	3.50%	06/2031	6,733	6,733	6,784	1.8%
						89,995	88,442	24.8%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(8)	First lien senior secured loan	SR +	4.75%	11/2027	$2,940	$2,807	$2,940	0.8%
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)	First lien senior secured loan	SR +	4.00%	11/2027	4,454	4,426	4,454	1.3%
H.B. Fuller Company(5)	First lien senior secured loan	SR +	2.00%	02/2030	988	987	993	0.3%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.25%	02/2030	6,431	6,387	6,455	1.8%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.75%	02/2031	7,463	7,462	7,514	2.1%
Ineos US Petrochem LLC(5)	First lien senior secured loan	SR +	3.75%	03/2030	8,420	8,384	8,425	2.4%
Nouryon Finance B.V.(6)	First lien senior secured loan	SR +	3.25%	04/2028	10,691	10,691	10,765	3.0%
Potters(5)	First lien senior secured loan	SR +	3.75%	12/2027	2,980	2,989	3,005	0.8%
Windsor Holdings III LLC(5)	First lien senior secured loan	SR +	3.50%	08/2030	11,629	11,629	11,751	3.3%
						55,762	56,302	15.8%
Consumer products
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)	First lien senior secured loan	SR +	3.25%	04/2031	$5,923	$5,923	$5,956	1.7%
Flexera(6)	First lien senior secured loan	SR +	3.00%	03/2028	439	439	442	0.1%
						6,362	6,398	1.8%
Containers and packaging
Anchor Packaging, LLC(5)	First lien senior secured loan	SR +	3.25%	07/2029	$6,706	$6,706	$6,735	1.9%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Berlin Packaging(6)	First lien senior secured loan	SR +	3.50%	06/2031	9,794	9,794	9,843	2.8%
BW Holding, Inc.(6)	First lien senior secured loan	SR +	4.00%	12/2028	7,610	7,522	6,760	1.9%
Charter NEX US, Inc.(5)	First lien senior secured loan	SR +	3.00%	12/2029	1,776	1,777	1,784	0.5%
Plaze, Inc.(5)	First lien senior secured loan	SR +	3.75%	08/2026	6,789	6,675	6,151	1.7%
Pregis Topco LLC(5)	First lien senior secured loan	SR +	4.00%	07/2026	5,938	5,922	5,967	1.7%
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	SR +	4.00%	09/2028	12,130	12,132	12,154	3.4%
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	2.75%	08/2028	7,838	7,838	7,850	2.2%
SupplyOne, Inc.(5)	First lien senior secured loan	SR +	3.75%	04/2031	8,297	8,297	8,354	2.3%
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	03/2028	15,721	15,331	15,696	4.4%
						81,994	81,294	22.8%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	SR +	3.50%	07/2028	$8,010	$8,000	$8,010	2.2%
Aramsco, Inc.(6)(8)	First lien senior secured loan	SR +	4.75%	10/2030	8,649	8,498	8,000	2.2%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	3.50%	12/2028	13,893	13,893	13,951	3.9%
Dealer Tire Financial, LLC(5)	First lien senior secured loan	SR +	3.50%	07/2031	10,863	10,863	10,863	3.1%
Foundation Building Materials, Inc.(6)	First lien senior secured loan	SR +	4.00%	01/2031	8,849	8,837	8,698	2.4%
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	SR +	3.00%	09/2031	6,462	6,430	6,486	1.8%
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2029	15,443	15,388	15,455	4.5%
						71,909	71,463	20.1%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	SR +	3.00%	10/2029	$7,317	$7,319	$7,359	2.1%
Renaissance Learning, Inc.(5)	First lien senior secured loan	SR +	4.00%	04/2030	12,368	12,368	12,328	3.5%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.00%	10/2030	8,576	8,547	8,619	2.3%
						28,234	28,306	7.9%
Energy equipment and services
AMG Advanced Metallurgical Group N.V(5)	First lien senior secured loan	SR +	3.50%	11/2028	$3,395	$3,394	$3,387	1.0%
AZZ Inc.(5)	First lien senior secured loan	SR +	2.50%	05/2029	11,642	11,659	11,673	3.3%
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	SR +	2.25%	01/2031	4,665	4,665	4,664	1.3%
Calpine Construction Finance Company(5)	First lien senior secured loan	SR +	2.00%	07/2030	4,925	4,909	4,910	1.4%
Calpine Corporation(5)	First lien senior secured loan	SR +	1.75%	01/2031	5,381	5,366	5,362	1.5%
Calpine Corporation(6)	First lien senior secured loan	SR +	1.75%	02/2032	2,832	2,821	2,820	0.8%
Fleet U.S. Bidco Inc.(7)	First lien senior secured loan	SR +	2.75%	02/2031	10,171	10,168	10,222	2.9%
Pike Corp.(5)	First lien senior secured loan	SR +	3.00%	01/2028	4,300	4,282	4,329	1.1%
						47,264	47,367	13.3%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.00%	11/2030	$3,405	$3,403	$3,406	1.0%
Ascensus Holdings, Inc.(5)(8)	First lien senior secured loan	SR +	3.00%	08/2028	2,969	2,969	2,991	0.8%
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	SR +	3.50%	11/2031	10,068	10,018	10,141	2.8%
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	SR +	2.50%	01/2031	11,970	11,970	12,018	3.4%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Chrysaor Bidco s.à r.l. (dba AlterDomus)(5)	First lien senior secured loan	SR +	3.50%	05/2031	4,112	4,112	4,140	1.2%
Citadel Securities, LP(5)	First lien senior secured loan	SR +	2.00%	10/2031	5,681	5,681	5,694	1.6%
Citco Funding LLC(7)	First lien senior secured loan	SR +	2.75%	04/2028	9,289	9,269	9,354	2.6%
Creative Planning, LLC(5)	First lien senior secured loan	SR +	2.00%	05/2031	5,922	5,908	5,905	1.7%
Deerfield Dakota Holdings(6)	First lien senior secured loan	SR +	3.75%	04/2027	14,197	13,961	13,861	3.9%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	8,026	8,006	8,093	2.3%
Grant Thornton Advisors LLC(5)	First lien senior secured loan	SR +	3.25%	05/2031	1,881	1,881	1,879	0.5%
Grant Thornton Advisors LLC(6)	First lien senior secured loan	SR +	2.75%	06/2031	2,153	2,153	2,151	0.6%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	2.50%	11/2031	9,518	9,483	9,542	2.7%
Harbourvest Partners, L.P.(6)(8)	First lien senior secured loan	SR +	2.25%	04/2030	1,811	1,811	1,811	0.5%
Jane Street Group, LLC(5)	First lien senior secured loan	SR +	2.00%	12/2031	7,655	7,636	7,622	2.1%
Janus International Group, LLC(5)	First lien senior secured loan	SR +	2.50%	08/2030	5,740	5,732	5,754	1.6%
Kestra Advisor Services Holdings A Inc(7)	First lien senior secured loan	SR +	4.00%	03/2031	7,553	7,552	7,553	2.1%
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	SR +	2.75%	08/2028	3,181	3,182	3,181	0.9%
NEON MAPLE US DEBT MERGERSUB Inc(5)	First lien senior secured loan	SR +	3.00%	11/2031	8,162	8,132	8,169	2.3%
OneDigital Borrower LLC(5)	First lien senior secured loan	SR +	3.25%	07/2031	12,976	12,938	12,993	3.6%
Orion Advisor Solutions Inc(6)	First lien senior secured loan	SR +	3.75%	09/2030	6,637	6,588	6,692	1.9%
PUSHPAY USA INC(6)(8)	First lien senior secured loan	SR +	4.50%	08/2031	5,714	5,659	5,743	1.6%
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	SR +	3.50%	07/2028	13,448	13,453	13,532	3.8%
Teneo Holdings LLC(5)	First lien senior secured loan	SR +	4.75%	03/2031	4,304	4,263	4,338	1.3%
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	SR +	3.50%	05/2028	2,475	2,475	2,498	0.7%
						168,235	169,061	47.5%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	SR +	1.75%	09/2030	$4,859	$4,865	$4,829	1.4%
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	SR +	4.25%	12/2030	6,812	6,759	6,863	1.9%
Balrog Acquisition, Inc. (dba Bakemark)(6)	First lien senior secured loan	SR +	4.00%	09/2028	10,763	10,669	10,779	3.0%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	SR +	3.25%	02/2031	7,903	7,902	7,901	2.2%
FRONERI US INC(5)	First lien senior secured loan	SR +	2.00%	09/2031	3,411	3,404	3,411	1.0%
Pegasus BidCo B.V.(6)	First lien senior secured loan	SR +	3.25%	07/2029	11,671	11,671	11,765	3.3%
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	SR +	2.50%	03/2027	4,159	4,149	4,187	1.2%
Utz Quality Foods, LLC(5)	First lien senior secured loan	SR +	2.75%	01/2028	2,888	2,888	2,892	0.8%
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	SR +	2.50%	08/2028	1,486	1,486	1,488	0.4%
						53,793	54,115	15.2%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	SR +	3.00%	05/2030	$4,816	$4,782	$4,720	1.3%
Azalea TopCo, Inc. (dba Press Ganey)(6)	First lien senior secured loan	SR +	3.25%	04/2031	8,514	8,514	8,530	2.4%
Confluent Medical Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	02/2029	9,566	9,566	9,602	2.7%
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	SR +	3.50%	07/2029	8,446	8,445	8,525	2.4%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Dermatology Intermediate Holdings III, Inc.(6)	First lien senior secured loan	SR +	4.25%	03/2029	13,775	13,641	13,261	3.7%
Medline Borrower, LP(5)	First lien senior secured loan	SR +	2.25%	10/2028	6,568	6,568	6,586	1.8%
Natus Medical Incorporated(5)(8)	First lien senior secured loan	SR +	5.50%	07/2029	4,410	4,169	4,300	1.2%
Nexstar Broadcasting, Inc.(5)	First lien senior secured loan	SR +	2.50%	09/2026	2,283	2,288	2,289	0.6%
Resonetics, LLC(6)	First lien senior secured loan	SR +	3.25%	06/2031	11,043	11,043	11,102	3.1%
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	SR +	5.25%	02/2028	10,336	10,338	10,439	3.1%
						79,354	79,354	22.3%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	SR +	3.50%	09/2028	$1,987	$1,990	$2,002	0.6%
CHG PPC Parent LLC(5)	First lien senior secured loan	SR +	3.00%	12/2028	5,055	5,020	5,078	1.4%
Concentra(5)	First lien senior secured loan	SR +	2.25%	07/2031	2,802	2,799	2,816	0.8%
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	10/2029	9,334	8,904	8,955	2.5%
Electron Bidco Inc (dba ExamWorks)(6)	First lien senior secured loan	SR +	2.75%	11/2028	1,441	1,441	1,445	0.4%
HAH Group Holding Company LLC (dba Help at Home)(5)	First lien senior secured loan	SR +	5.00%	09/2031	7,085	6,981	7,076	2.0%
Inception Finco S.à.r.l (dba IVI RMA)(6)	First lien senior secured loan	SR +	4.50%	04/2031	5,544	5,517	5,578	1.6%
Inizio Group Limited (dba UDG Healthcare)(6)	First lien senior secured loan	SR +	4.25%	08/2028	6,546	6,512	6,456	1.8%
LSCS Holdings, Inc.(5)	First lien senior secured loan	SR +	4.50%	12/2028	11,252	11,084	11,309	3.2%
Pacific Dental Services, LLC(5)	First lien senior secured loan	SR +	2.75%	03/2031	5,484	5,486	5,516	1.5%
Pediatric Associates Holding Company, LLC(6)(8)	First lien senior secured loan	SR +	4.50%	12/2028	2,990	2,866	2,990	0.8%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2028	10,685	10,309	10,370	2.9%
Phoenix Guarantor Inc(5)	First lien senior secured loan	SR +	2.50%	02/2031	9,182	9,182	9,206	2.6%
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	SR +	3.00%	11/2028	5,014	5,006	5,043	1.4%
Physician Partners, LLC(6)(8)	First lien senior secured loan	SR +	4.00%	12/2028	11,729	11,272	7,800	2.2%
Select Medical Corp.(5)	First lien senior secured loan	SR +	2.00%	12/2031	532	531	533	0.1%
Soliant Lower Intermediate, LLC (dba Soliant)(5)	First lien senior secured loan	SR +	3.75%	07/2031	8,252	8,172	8,170	2.3%
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	12/2030	3,390	3,390	3,413	1.0%
						106,462	103,756	29.1%
Healthcare technology
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	4.25%	05/2028	$9,737	$9,736	$9,810	2.8%
Certara(5)	First lien senior secured loan	SR +	3.00%	06/2031	811	809	811	0.2%
Cotiviti, Inc.(5)	First lien senior secured loan	SR +	3.00%	05/2031	7,278	7,278	7,310	2.2%
Ensemble RCM, LLC(6)	First lien senior secured loan	SR +	3.00%	08/2029	10,370	10,307	10,436	2.9%
Imprivata, Inc.(6)	First lien senior secured loan	SR +	3.50%	09/2027	12,621	12,613	12,685	3.6%
IQVIA, Inc.(6)	First lien senior secured loan	SR +	2.00%	01/2031	242	242	243	0.1%
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	11/2031	6,036	6,021	6,066	1.7%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	SR +	3.00%	03/2028	5,425	5,425	5,444	1.5%
R1 RCM Inc.(6)	First lien senior secured loan	SR +	2.25%	04/2031	2,471	2,471	2,481	0.7%
Raven Acquisition Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2031	9,745	9,697	9,760	2.7%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2031	10,441	10,390	10,503	2.9%
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(6)	First lien senior secured loan	SR +	2.75%	10/2029	4,636	4,636	4,649	1.3%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	2.75%	09/2029	10,025	9,990	10,031	2.8%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	3.25%	10/2031	5,124	5,099	5,136	1.4%
						94,714	95,365	26.8%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	SR +	2.00%	06/2030	$988	$985	$990	0.3%
						985	990	0.3%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	SR +	5.50%	08/2029	$7,503	$7,463	$7,485	2.1%
Cast & Crew Payroll, LLC(5)	First lien senior secured loan	SR +	3.75%	12/2028	6,954	6,943	6,729	1.9%
iSolved, Inc.(5)	First lien senior secured loan	SR +	3.25%	10/2030	6,406	6,405	6,478	1.8%
UKG Inc. (dba Ultimate Software)(5)	First lien senior secured loan	SR +	3.00%	02/2031	7,495	7,492	7,543	2.1%
						28,303	28,235	7.9%
Infrastructure and environmental services
ASP ACUREN HOLDINGS, INC.(5)	First lien senior secured loan	SR +	3.50%	07/2031	$3,280	$3,280	$3,298	0.9%
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2031	9,469	9,423	9,528	2.7%
Gulfside Supply, Inc. (dba Gulfeagle Supply)(6)	First lien senior secured loan	SR +	3.00%	06/2031	2,833	2,827	2,842	0.8%
Madison IAQ, LLC(7)	First lien senior secured loan	SR +	2.75%	06/2028	983	978	985	0.3%
Osmose Utilities Services, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2028	5,789	5,495	5,792	1.6%
						22,003	22,445	6.3%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	SR +	3.00%	11/2030	$12,722	$12,721	$12,718	3.6%
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	SR +	2.75%	09/2031	2,349	2,343	2,352	0.7%
Ardonagh Midco 3 PLC(6)(8)	First lien senior secured loan	SR +	3.75%	02/2031	13,730	13,662	13,798	3.9%
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.50%	02/2031	7,009	6,994	7,018	2.0%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.00%	06/2031	6,124	6,123	6,139	1.7%
Hub International(5)	First lien senior secured loan	SR +	2.75%	06/2030	2,978	2,978	2,992	0.8%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.50%	04/2030	5,270	5,269	5,301	1.5%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.00%	02/2031	10,495	10,495	10,555	3.0%
IMA Financial Group, Inc.(5)	First lien senior secured loan	SR +	3.00%	11/2028	7,155	7,155	7,155	2.0%
Mitchell International, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2031	4,988	4,963	4,984	1.4%
Ryan Specialty Group LLC(5)	First lien senior secured loan	SR +	2.25%	09/2031	1,843	1,838	1,847	0.6%
Summit Acquisition Inc. (dba K2 Insurance Services)(6)(8)	First lien senior secured loan	SR +	3.75%	10/2031	2,292	2,280	2,280	0.7%
USI, Inc.(6)	First lien senior secured loan	SR +	2.25%	09/2030	6,819	6,819	6,801	1.7%
						83,640	83,940	23.6%
Internet software and services
Applied Systems, Inc.(6)	First lien senior secured loan	SR +	3.00%	02/2031	$995	$1,000	$1,004	0.3%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Barracuda Networks, Inc.(6)	First lien senior secured loan	SR +	4.50%	08/2029	5,497	5,321	5,072	1.4%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.50%	03/2029	3,686	3,686	3,694	1.0%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.75%	03/2031	9,501	9,501	9,521	2.7%
Clover Holdings 2, LLC(6)(8)	First lien senior secured loan	SR +	4.00%	11/2031	5,500	5,446	5,445	1.5%
Dayforce Inc(6)	First lien senior secured loan	SR +	2.50%	03/2031	7,646	7,630	7,684	2.2%
Delta TopCo, Inc. (dba Infoblox, Inc.)(6)	First lien senior secured loan	SR +	3.50%	11/2029	4,690	4,680	4,724	1.3%
E2open, LLC(5)	First lien senior secured loan	SR +	3.50%	02/2028	8,254	8,178	8,285	2.3%
Epicor(5)	First lien senior secured loan	SR +	2.75%	05/2031	1,311	1,311	1,319	0.4%
HomeServe USA Holding Corp.(5)	First lien senior secured loan	SR +	2.00%	10/2030	3,969	3,968	3,968	1.1%
Infinite Bidco LLC(6)	First lien senior secured loan	SR +	3.75%	03/2028	5,017	4,903	4,967	1.4%
Javelin Buyer, Inc.(6)	First lien senior secured loan	SR +	3.25%	10/2031	4,475	4,464	4,505	1.3%
McAfee Corp.(5)	First lien senior secured loan	SR +	3.00%	03/2029	9,965	9,965	9,953	2.8%
MeridianLink, Inc.(6)	First lien senior secured loan	SR +	2.75%	11/2028	4,783	4,783	4,806	1.3%
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	SR +	4.50%	05/2029	7,802	7,414	7,239	2.0%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	SR +	3.25%	10/2030	14,384	14,376	14,468	4.1%
Project Sky Merger Sub, Inc.(5)	First lien senior secured loan	SR +	3.75%	10/2028	6,707	6,688	6,680	1.9%
Proofpoint, Inc.(5)	First lien senior secured loan	SR +	3.00%	08/2028	3,798	3,798	3,813	1.1%
Quartz Acquireco, LLC (dba Qualtrics)(6)	First lien senior secured loan	SR +	2.75%	06/2030	8,942	8,942	8,986	2.5%
Sedgwick Claims Management Services, Inc.(6)	First lien senior secured loan	SR +	3.00%	07/2031	12,061	12,032	12,121	3.4%
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	SR +	5.00%	05/2028	10,425	10,171	10,399	2.9%
Sophos Holdings, LLC(5)	First lien senior secured loan	SR +	3.50%	03/2027	7,415	7,363	7,456	2.1%
SS&C(5)	First lien senior secured loan	SR +	2.00%	05/2031	896	896	899	0.3%
The Dun & Bradstreet Corporation(5)	First lien senior secured loan	SR +	2.25%	01/2029	4,741	4,741	4,742	1.3%
UST Holdings, Ltd.(5)	First lien senior secured loan	SR +	3.00%	11/2028	3,858	3,858	3,868	1.1%
Vertiv Group Corp.(6)	First lien senior secured loan	SR +	4.50%	11/2030	5,456	5,428	5,468	1.5%
Vertiv Group Corp.(5)	First lien senior secured loan	SR +	1.75%	03/2027	514	514	514	0.1%
VIRTUSA CORPORATION(5)	First lien senior secured loan	SR +	3.25%	02/2029	2,365	2,365	2,379	0.7%
VS Buyer LLC (dba Veeam Software)(5)	First lien senior secured loan	SR +	2.75%	04/2031	10,028	10,028	10,091	2.8%
Webpros Luxembourg Sarl(5)	First lien senior secured loan	SR +	4.00%	03/2031	6,806	6,790	6,853	2.0%
						180,240	180,923	50.8%
Investment funds and vehicle
Finco I, LLC(5)	First lien senior secured loan	SR +	2.25%	06/2029	$7,280	$7,280	$7,300	2.0%
First Eagle Investments Management LLC(6)	First lien senior secured loan	SR +	3.00%	03/2029	8,688	8,590	8,696	2.4%
Grosvenor(5)	First lien senior secured loan	SR +	2.25%	02/2030	3,949	3,949	3,962	1.2%
						19,819	19,958	5.6%
Leisure and entertainment
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	SR +	2.00%	09/2031	$2,444	$2,444	$2,448	0.7%
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	SR +	3.00%	07/2031	5,028	5,017	5,047	1.4%
Pretzel Parent, Inc.(5)	First lien senior secured loan	SR +	4.50%	08/2031	4,500	4,434	4,528	1.3%
						11,895	12,023	3.4%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(5)	First lien senior secured loan	SR +	3.50%	08/2031	$10,254	$10,205	$10,311	2.9%
Altar Bidco, Inc.(5)	First lien senior secured loan	SR +	3.10%	02/2029	4,667	4,510	4,654	1.3%
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	SR +	3.25%	11/2028	4,064	4,064	4,084	1.1%
Columbus McKinnon Corp.(7)(8)	First lien senior secured loan	SR +	2.50%	05/2028	412	412	414	0.1%
Crown Equipment Corporation(5)	First lien senior secured loan	SR +	2.50%	10/2/2031	2,672	2,659	2,685	0.8%
DXP Enterprises, Inc.(5)	First lien senior secured loan	SR +	3.75%	10/2030	12,592	12,592	12,723	3.6%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,420	11,352	11,484	3.2%
Filtration Group Corporation(5)	First lien senior secured loan	SR +	3.50%	10/2028	6,674	6,671	6,719	1.9%
Gates Global LLC(5)	First lien senior secured loan	SR +	1.75%	11/2029	1,965	1,965	1,967	0.6%
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)(8)	First lien senior secured loan	SR +	4.00%	12/2027	2,985	2,978	2,985	0.8%
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	3.50%	08/2028	5,978	5,985	6,022	1.7%
Refficiency Holdings, LLC (dba Legence)(5)	First lien senior secured loan	SR +	3.50%	12/2027	12,653	12,632	12,691	3.6%
STS Operating, Inc.(5)	First lien senior secured loan	SR +	4.00%	03/2031	10,495	10,451	10,516	3.0%
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	SR +	3.50%	03/2028	11,371	11,384	11,482	3.1%
Zekelman Industries Inc. (dba Zekelman Industries)(5)	First lien senior secured loan	SR +	2.25%	01/2031	6,666	6,653	6,668	1.9%
						104,513	105,405	29.6%
Pharmaceuticals
Fortrea Holdings Inc.(7)	First lien senior secured loan	SR +	3.75%	07/2030	$5,155	$5,169	$5,193	1.5%
						5,169	5,193	1.5%
Professional services
AmSpec Parent, LLC(6)(8)	First lien senior secured loan	SR +	4.25%	12/2031	$2,600	$2,587	$2,587	0.7%
Apex Group Treasury LLC(7)	First lien senior secured loan	SR +	3.75%	07/2028	2,843	2,794	2,867	0.8%
Apex Group Treasury LLC(6)	First lien senior secured loan	SR +	4.00%	07/2028	9,154	9,175	9,227	2.6%
Arsenal AIC Parent, LLC (dba Arconic)(5)	First lien senior secured loan	SR +	3.25%	08/2030	7,166	7,166	7,218	2.0%
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	SR +	2.75%	01/2031	3,442	3,435	3,436	1.0%
Corporation Service Company(5)	First lien senior secured loan	SR +	2.50%	11/2029	1,572	1,572	1,579	0.4%
Element Solutions, Inc.(5)	First lien senior secured loan	SR +	1.75%	12/2030	990	988	991	0.3%
First Advantage Holdings LLC(5)	First lien senior secured loan	SR +	3.25%	10/2031	4,240	4,219	4,281	1.2%
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	SR +	4.00%	09/2030	3,726	3,701	3,764	1.1%
Red Ventures, LLC(5)	First lien senior secured loan	SR +	2.75%	03/2030	5,142	5,231	5,156	1.4%
Skopima Merger Sub Inc.(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,408	11,408	11,436	3.2%
Sovos Compliance, LLC(5)	First lien senior secured loan	SR +	4.50%	08/2028	13,303	13,027	13,383	3.8%
Thevelia (US) LLC (dba Tricor)(6)	First lien senior secured loan	SR +	3.25%	06/2029	6,601	6,602	6,634	1.9%
Vistage International, Inc.(6)	First lien senior secured loan	SR +	4.75%	07/2029	9,677	9,556	9,671	2.7%
						81,461	82,230	23.1%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	SR +	2.00%	05/2028	$4,730	$4,719	$4,635	1.3%
Charter Communications Operating LLC(6)	First lien senior secured loan	SR +	2.25%	12/2031	8,253	8,233	8,229	2.3%
Ciena Corp.(5)	First lien senior secured loan	SR +	2.00%	10/2030	990	989	992	0.3%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Cogeco Communications (USA) II L.P.(7)	First lien senior secured loan	SR +	2.50%	09/2028	4,424	4,384	4,393	1.2%
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	SR +	2.75%	11/2027	2,894	2,887	2,896	0.8%
						21,212	21,145	5.9%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	SR +	4.75%	04/2030	$11,424	$11,389	$11,492	3.2%
Echo Global Logistics, Inc.(5)	First lien senior secured loan	SR +	3.75%	11/2028	6,585	6,527	6,482	1.8%
KKR Apple Bidco, LLC(5)	First lien senior secured loan	SR +	3.50%	09/2028	5,161	5,173	5,190	1.5%
						23,089	23,164	6.5%

Total Debt Investments						$1,647,551	$1,647,003	462.5%
Total misc. debt commitments(10)						$(8)	$—	—%
Total Investments						$1,647,543	$1,647,003	462.5%

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2024 was 4.33%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2024 was 4.31%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2024 was 4.25%.
(8)Level 3 investment.
(9)Totals presented may differ than actuals due to rounding.
(10)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

Portfolio Company	Commitment Type	Commitment Expiration date	Funded Commitment	Unfunded
				Commitment	Fair Value
AmSpec Parent, LLC	First lien senior secured delayed draw term loan	12/2026	$—	$400	$—
Aramsco, Inc.	First lien senior secured delayed draw term loan	10/2025	—	891	—
Chrysaor Bidco s.à r.l. (dba AlterDomus)	First lien senior secured delayed draw term loan	5/2026	—	304	—
Delta 2 (Lux) SARL (dba Formula One)	First lien senior secured delayed draw term loan	7/2025	—	1,222	—
Focus Financial Partners, LLC	First lien senior secured delayed draw term loan	9/2026	—	862	—
Grant Thornton Advisors LLC	First lien senior secured delayed draw term loan	7/2026	—	263	—
R1 RCM Inc.	First lien senior secured delayed draw term loan	10/2026	—	696	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	354	—
Total Portfolio Company Commitments			$—	$4,992	$—

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Notes to the consolidated financial information

Organization and Principal Business

OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund LLC) (“OCIC SLF” or the “Company”), a Delaware limited liability company, was initially formed on February 14, 2022 as a wholly owned subsidiary of Blue Owl Credit Income Corp. (“OCIC”).
On November 2, 2022, OCIC and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-manage OCIC SLF as a joint-venture. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. OCIC and OSTRS have agreed to contribute $437.5 million and $62.5 million, respectively, to OCIC SLF. OCIC and OSTRS have an 87.5% and 12.5% economic ownership, respectively, in OCIC SLF. Except under certain circumstances, contributions to OCIC SLF cannot be redeemed. OCIC SLF is managed by a board consisting of an equal number of representatives appointed by each Member and which acts unanimously. Investment decisions must be approved unanimously by an investment committee consisting of an equal number of representatives appointed by each Member.
Investment Portfolio Detail
Investments at fair value and amortized cost consisted of the following as of the following periods:

	June 30, 2025		December 31, 2024
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$1,635,658	$1,616,774	$1,647,543	$1,647,003
Total Investments	$1,635,658	$1,616,774	$1,647,543	$1,647,003

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
The industry composition of investments based on fair value as of the following periods:

	June 30, 2025	December 31, 2024
Advertising and media	—%	0.4%
Aerospace and defense	4.9	3.7
Automotive services	1.4	1.2
Buildings and real estate	3.7	5.7
Business services	6.5	5.4
Chemicals	3.5	3.4
Consumer products	0.7	0.4
Containers and packaging	4.9	4.9
Distribution	4.0	4.3
Education	1.5	1.7
Energy equipment and services	2.3	2.9
Financial services	10.0	10.3
Food and beverage	4.3	3.3
Healthcare equipment and services	3.8	4.8
Healthcare providers and services	6.4	6.3
Healthcare technology	5.4	5.8
Household products	0.1	0.1
Human resource support services	0.9	1.7
Infrastructure and environmental services	1.4	1.4
Insurance	6.4	5.1
Internet software and services	12.4	11.0
Investment funds and vehicle	0.4	1.2
Leisure and entertainment	0.7	0.7
Manufacturing	6.5	6.4
Pharmaceuticals	0.6	0.3
Professional services	4.1	5.0
Telecommunications	1.4	1.3
Transportation	1.8	1.3
Total	100.0%	100.0%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
The geographic composition of investments based on fair value consisted of the below as of the following periods:

	June 30, 2025	December 31, 2024
United States:
Midwest	24.9%	20.7%
Northeast	20.2	19.1
South	25.4	26.4
West	15.4	23.3
International	14.1	10.5
Total	100.0%	100.0%
Investments
The following table presents the fair value hierarchy of investments as of June 30, 2025:

	Fair Value Hierarchy as of June 30, 2025
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,417,349	$199,425	$1,616,774
Total Investments	$—	$1,417,349	$199,425	$1,616,774

The following table presents the fair value hierarchy of investments as of December 31, 2024:

	Fair Value Hierarchy as of December 31, 2024
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,453,259	$193,744	$1,647,003
Total Investments	$—	$1,453,259	$193,744	$1,647,003

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Debt Activity
Bank of America Facility

On August 24, 2022, ORCIC JV WH LLC, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, entered into a $400.0 million credit facility with, among others, Bank of America, N.A., as administrative agent (the “Bank of America Facility”). Proceeds from the Bank of America Facility were used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the credit facility was August 25, 2025.
On August 8, 2023, OCIC JV WH IV Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined as borrower to the Bank of America Facility. On December 28, 2023, in connection with the takeout of the Wise CLO 2024-1 CLO (as defined below), certain of the assets held by OCIC JV WH IV Ltd. were transferred via a master participation agreement to OCIC JV WH VI Ltd., an exempted company Incorporated with limited liability under the laws of the Cayman Islands. On December 28, 2023, OCIC JV WH VI Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined the Bank of America Facility.

On September 21, 2023, in connection with the takeout of the Wise CLO 2023-1 Transaction (as defined below), ORCIC JV WH LLC was released from the Bank of America Facility and a portion of the proceeds from the Wise CLO 2023-1 Transaction were used to repay certain amounts outstanding under the Bank of America Facility.

On March 7, 2024, in connection with the takeout of the Wise CLO 2024-1 CLO, OCIC JV WH IV Ltd. was released from the Bank of America Facility and a portion of the proceeds from the Wise CLO 2024-1 Transaction were used to repay certain amounts outstanding under the Bank of America Facility. On June 5, 2024, the Bank of America Facility was terminated.

RBC Facility

On October 14, 2022, ORCIC JV WH II LLC, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, entered into a $500.0 million revolving loan facility with, among others, Royal Bank of Canada, as a lender and administrative agent (the “RBC Facility”). Proceeds from the RBC Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the credit facility is October 14, 2032. In connection with the takeout of the Wise CLO 2023-2 Transaction (as defined below), certain of the assets held by ORCIC JV WH II LLC were transferred via a master participation agreement to OCIC JV WH V Ltd. On December 13, 2023, ORCIC JV WH II LLC was released as a borrower from the RBC Facility and a portion of the proceeds from the Wise CLO 2023-2 Transaction were used to repay certain amounts outstanding under the Bank of America Facility.

On November 10, 2023, OCIC JV WH V Ltd, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, joined the RBC Facility. On June 5, 2024, BOC SLF WH II RB LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, joined the RBC Facility as a borrower, and the facility size was reduced to $300.0 million. On December 15, 2024, OCIC JV WH V Ltd was released from the RBC Facility.

Wells Fargo Facility

On June 30, 2023, ORCIC JV WH III LLC, a Delaware limited liability company and wholly-owned subsidiary of OCIC SLF, entered into an up to $200.0 million revolving loan facility with, among others, Wells Fargo Bank, N.A. (the “Wells Fargo Facility”). Proceeds from the Wells Fargo Facility will be used to finance the origination and acquisition of eligible assets by the borrowers thereunder. The maturity date of the credit facility was June 30, 2026. ORCIC JV WH III LLC was released as a borrower from the Wells Fargo Facility on July 11, 2024 in connection with the takeout of the Wise CLO 2024-2 Transaction and a portion of the proceeds from the Wise CLO 2024-2 Transaction were used to repay certain amounts outstanding under the Wells Fargo Facility.

Wise CLO 2023-1
On September 21, 2023, ORCIC JV WH LLC merged with Wise CLO 2023-1 Ltd., a private company incorporated and existing under the laws of Jersey, with Wise CLO 2023-1 Ltd. as the surviving entity. The merger

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
was undertaken in order for Wise CLO 2023-1 Ltd. to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-1 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise 1 CLO 2023-1 Transaction. On September 21, 2023, Wise CLO 2023-1 Ltd., as issuer, and Wise CLO 2023-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-1 Ltd., as co-issuer, closed the Wise CLO 2023-1 Transaction and issued $195.0 million of Class A Notes, $46.3 million of Class B-1 Notes, $14.5 million of Class B-2 Notes, $29.3 million of Class C Notes, and $97.0 million of Subordinated Notes pursuant to an Indenture and Security Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. Additionally, Wise CLO 2023-1 Ltd. and Wise CLO 2023-1 LLC incurred $75.0 million in Class A Loans pursuant to a Credit Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, the lenders party thereto and U.S. Bank Trust Company, National Association as loan agent and collateral trustee. The notes issued and loans incurred as part of the Wise CLO 2023-1 Transaction have a stated maturity of October 20, 2036.
Wise CLO 2023-2
On October 30, 2023, ORCIC JV WH II LLC migrated as a company incorporated in the State of Delaware to a private company incorporated and existing under the laws of Jersey. As part of the migration, ORCIC JV WH II LLC was renamed to Wise CLO 2023-2 Ltd. The migration and renaming was undertaken in order for ORCIC JV WH II LLC (now Wise CLO 2023-2 Ltd.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-2 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2023-2 Transaction. On December 13, 2023, Wise CLO 2023-2 Ltd., as issuer, and Wise CLO 2023-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-2 Ltd., as co-issuer, closed the Wise CLO 2023-2 Transaction and issued $240.0 million of Class A Notes, $41.0 million of Class B-1 Notes, $15.0 million of Class B-2 Notes, $24.0 million of Class C Notes, and $84.5 million of Subordinated Notes pursuant to an Indenture dated December 13, 2023 among Wise CLO 2023-2 Ltd., as issuer, Wise CLO 2023-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2023-2 Transaction have a stated maturity of January 15, 2037.

Wise CLO 2024-1

On July 27, 2023, Wise CLO 2024-1 Ltd (fka OCIC JV WH IV Ltd.) was incorporated as a company under the laws of the Cayman Islands. On March 7, 2024, Wise CLO 2024-1 Ltd., as issuer, and Wise CLO 2024-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-1 Ltd., as co-issuer, closed a collateralized loan obligation transaction (“the Wise CLO 2024-1 Transaction”) using the financial assets previously acquired by Wise CLO 2024-1 Ltd. as collateral to underpin the transaction and issued $240.0 million of Class A Notes, $55.0 million of Class B-1 Notes, $5.0 million of Class B-2 Notes, $20.0 million of Class C Notes, and $88.7 million of Subordinated Notes pursuant to an Indenture dated March 7, 2024 among Wise CLO 2024-1 Ltd., as issuer, Wise CLO 2024-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2024-1 Transaction have a stated maturity of April 15, 2037.
Wise CLO 2024-2

On October 26, 2022, ORCIC JV WH III LLC was incorporated as a limited liability company under the laws of Delaware. On July 11, 2024, ORCIC JV WH III LLC merged with Wise CLO 2024-2 Ltd. On July 11, 2024, Wise CLO 2024-2 Ltd., as issuer, and Wise CLO 2024-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-2 Ltd., as co-issuer, closed a collateralized loan obligation transaction (“the Wise CLO 2024-2 Transaction”) using financial assets previously acquired by Wise CLO 2024-2 Ltd as collateral to underpin the transaction and issued $240.0 million of Class A Notes, $52.0 million of Class B Notes, $28.0 million of Class C Notes, and $90 million of Subordinated Notes pursuant to an Indenture dated July 11, 2024 among Wise CLO 2024-2 Ltd., as issuer, Wise CLO 2024-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2024-2 Transaction have a stated maturity of July 15, 2037.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Debt obligations consisted of the following as of June 30, 2025:

	June 30, 2025
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wise CLO 2023 -1	$360,000	$360,000	$—	$2,151	$357,849
Wise CLO 2023 -2	320,000	320,000	—	2,251	317,749
Wise CLO 2024 -1	320,000	320,000	—	1,962	318,038
Wise CLO 2024 -2	320,000	320,000	—	1,869	318,131
Total Debt	$1,320,000	$1,320,000	$—	$8,233	$1,311,767
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.

Debt obligations consisted of the following as of December 31, 2024:

	December 31, 2024
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wise CLO 2023 -1	$360,000	$360,000	$—	$2,245	$357,755
Wise CLO 2023 -2	320,000	320,000	—	2,347	317,653
Wise CLO 2024 -1	320,000	320,000	—	2,046	317,954
Wise CLO 2024 -2	320,000	320,000	—	1,948	318,052
Total Debt	$1,320,000	$1,320,000	$—	$8,586	$1,311,414
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.

The table below presents the components of interest expense for the following periods:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands)	2025	2024	2025	2024
Interest expense	$20,907	$22,019	$41,936	$40,827
Amortization of debt issuance costs	178	2,563	353	3,059
Total Interest Expense	$21,085	$24,582	$42,289	$43,886
Average interest rate	6.4%	7.6%	6.4%	7.7%
Average daily borrowings	$1,320,000	$1,173,159	$1,320,000	$1,078,508